Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S) TOWER AUTOMOTIVE, INC., ET.AL. [1]	CASE NO. 05-10578 (ALG) (JOINTLY ADMINISTERED) CHAPTER 11

SEVENTH MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDING AUGUST 31, 2005

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

MONTHLY DISBURSEMENTS: $163,330,871

DEBTORS’ ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200

MONTHLY NET INCOME (LOSS): $(3,063,000)

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: SEPTEMBER 30, 2005           S/ JAMES A MALLAK
                                                     JAMES A. MALLAK, CHIEF FINANCIAL OFFICER AND TREASURER

1 The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Page(s)
Notes	1-	3
Consolidated Debtors in Possession Statement of Operations for the month ended August 31, 2005	4
Consolidated Debtors in Possession Balance Sheet as of July 31, 2005 and August 31, 2005	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month ended August 31, 2005	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of August 31, 2005	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property taxes for the month ended August 31, 2005	8
Detail of Payroll Taxes Withheld and Paid	8-	12
Statement regarding insurance policies	12
Debtors in Possession disbursements for the month ended August 31, 2005	13

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

NOTES TO MONTHLY OPERATING REPORT

General
The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.‘s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)
Algoods, USA, inc.
RJ Tower Corporation
Tower Automotive Bardstown, Inc.
Tower Automotive Bowling Green, LLC
Tower Automotive Chicago, LLC
Tower Automotive Finance, Inc.
Tower Automotive Granite City, LLC
Tower Automotive Granite City Services, LLC
Tower Automotive International, Inc.
Tower Automotive International Holdings, Inc.
Tower Automotive International Yorozu Holdings, Inc.
Tower Automotive Lansing, LLC	Tower Automotive Madison, LLC
Tower Automotive Michigan, LLC
Tower Automotive Milwaukee, LLC
Tower Automotive Plymouth, Inc.
Tower Automotive Products Company, Inc.
Tower Automotive Receivables Company, Inc.
Tower Automotive Services and Technology, LLC
Tower Automotive, s.r.o.
Tower Automotive Technology, Inc.
Tower Automotive Technology Products, Inc.
Tower Automotive Tool, LLC
Tower Services, Inc.
Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual Report on Form 10-K for the year ended December 31, 2004.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.‘s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

Chapter 11 Reorganization Proceedings
On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Petition Date Financial Information
The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

Intercompany Transactions
Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

Adjustments to Previously Filed Information
The accompanying balance sheet as of August 31, 2005 reflects certain adjustments to accrued liabilities, liabilities subject to compromise and stockholders’ deficit identified during the preparation of the Company’s filing on Form 10-Q for the quarter ended June 30, 2005. These adjustments had the impact of: reducing previously reported accrued liabilities and increasing liabilities subject to compromise by $8.2 million representing the reclassification of certain pre-petition liabilities subject to compromise; reducing previously reported liabilities subject to compromise by $20.9 million representing the adjustment of certain Euro denominated liabilities to current exchange rates and to reduce previously recorded estimates of rejection damages on executory contracts. These adjustments reduced stockholders’ deficit by $20.9 million.

Income Taxes
Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP Financing
In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.25% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.25% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 3-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

CONSOLIDATED DEBTORS IN POSSESSION
STATEMENTS OF OPERATIONS
(Amounts in thousands of U.S. Dollars - unaudited)

August 1, 2005 to August 31, 2005

Revenues	$162,785
Cost of sales	157,235

Gross profit	5,550
Selling, general and administrative expenses	7,645
Restructuring and asset impairment charges, net	886

Operating income (loss)	(2,981)
Interest expense	6,464
Interest income	(1,788)
Chapter 11 and related reorganization items	(4,102)

Income (loss) before provision for income
taxes, equity in earnings of joint ventures,
and minority interest	(3,555)
Provision (benefit) for income taxes	(483)

Income (loss) before equity in earnings of
joint ventures	(3,072)
Equity in earnings of joint ventures, net of tax	9

Net income/(loss)	$(3,063)

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of U.S. dollars - unaudited)

	July 31, 2005	August 31, 2005

Current Assets:
Cash and cash equivalents	$1,254	$2,883
Accounts receivable	246,684	253,199
Inventories	68,275	72,982
Prepaid tooling and other	31,078	38,035

Total current assets	347,291	367,099
Property, plant and equipment, net	586,646	576,649
Investments in subsidiaries	346,782	346,782
Inter-company receivables	409,295	418,084
Other assets, net	91,359	97,242

Total assets	$1,781,373	$1,805,856

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and
capital lease obligations	$14,257	$14,256
Accounts payable	85,843	91,447
Accrued liabilities	166,028	169,797

Total current liabilities	266,128	275,500

Liabilities subject to compromise:	1,224,744	1,203,557

Non-Current Liabilities Not Subject to Compromise:
Long-term debt, net of current maturities	43,772	43,772
Debtor-in-possession borrowings, net of
current maturities	530,286	546,786
Other noncurrent liabilities	221,913	222,064

Total liabilities	2,286,843	2,291,679

Stockholders' Deficit:	(505,470)	(485,823)

Total liabilities and stockholders’ deficit:	$1,781,373	$1,805,856

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 5-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of U.S. Dollars - unaudited)

August 1, 2005 to August 31, 2005

OPERATING ACTIVITIES:
Net loss	$(3,063)
Adjustments required to reconcile net loss to net cash
provided by (used in) operating activities:
Chapter 11 and related reorganization expenses	(5,750)
Restructuring and asset impairment, net	-
Depreciation	11,771
Equity in earnings of joint ventures, net	(9)
Change in working capital and other operating items	(15,557)

Net cash provided by (used in) operating activities	(12,608)

INVESTING ACTIVITIES:
Capital expenditures	(2,263)

Net cash used for investing activities	(2,263)

FINANCING ACTIVITIES:
Proceeds from non-Debtor in possession borrowings	-
Repayments of non-Debtor in possession borrowings	-
Borrowings from DIP credit facility	72,500
Repayments of borrowings from DIP credit facility	(56,000)

Net cash provided by (used in) financing activities	16,500

Net change in cash and cash equivalents:	$1,629

Cash and Cash Equivalents, beginning of period	$1,254
Cash and Cash Equivalents, end of period	$2,883

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

CONSOLIDATED DEBTORS IN POSSESSION
LIABILITIES SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars - unaudited)

August 31, 2005

Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$125,000
6.75% Trust convertible preferred securities	258,750
9.25% Senior Euro notes	185,145
12% Senior notes	258,000

Total debt	826,895
Pre-petition accounts payable and accruals	237,503
Accrued interest on debt subject to compromise	21,178
Leases	101,618
Intercompany payable balances to non-Debtor subsidiaries	16,363

Total	$1,203,557

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

TAX PAYMENT CERTIFICATION
Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petitions amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

•	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.
•	The State of Kentucky has notified us regarding failure to file certain sales and use tax returns as due. We intend to file these returns as soon as practicable. We believe that some of these returns will be filed with no amounts due.

Payroll Taxes withheld and paid
All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	$3,201,811.83
Social Security - employee
Taxes	$1,413,762.19
Social Security - employer
Taxes	$1,413,761.57
Medicare - employee
Taxes	$350,240.18
Medicare - employer
Taxes	$350,239.95
Total taxes withheld	$6,729,815.72
Paid	$6,510,835.29
Difference	$218,980.43

FUTA
Taxes	$2,700.65
Paid	$-
Difference	$2,700.65

Florida Unemployment Insurance
Taxes	$61.67
Paid	$-
Difference	$61.67

Illinois Unemployment Insurance
Taxes	$5,095.61
Paid	$-
Difference	$5,095.61

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

Payroll Taxes withheld and paid (continued)
Illinois Withholding
Taxes	$80,432.87
Paid	$80,432.87
Difference	$-

Indiana Unemployment Insurance
Taxes	$505.07
Paid	$-
Difference	$505.07

Indiana Withholding (also local withholdings)
Taxes	$73,916.13
Paid	$73,916.13
Difference	$-

Kentucky Unemployment Insurance
Taxes	$2,073.77
Paid	$-
Difference	$2,073.77

Kentucky Withholding
Taxes	$21,324.78
Paid	$21,144.78
Difference	$180.00

Kentucky, Bardstown
Taxes	$7,891.82
Paid	$7,851.09
Difference	$40.73

Kentucky, Bowling Green
Taxes	$689.25
Paid	$689.25
Difference	$-

Kentucky, Nelson County
Taxes	$704.30
Paid	$704.30
Difference	$-

Kentucky, Warren County School District
Taxes	$81.88
Paid	$-
Difference	$81.88

Kentucky, KREDA
Taxes	$69,465.38
Paid	$69,465.38
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

Payroll Taxes withheld and paid (continued)
Maryland Withholding
Taxes	$1,059.44
Paid	$1,059.44
Difference	$-

Michigan Unemployment Insurance
Taxes	$13,795.83
Paid	$-
Difference	$13,795.83

Michigan Withholding
Taxes	$398,961.73
Paid	$393,621.65
Difference	$5,340.08

Michigan, Detroit
Taxes	$7,071.02
Paid	$7,085.06
Difference	$(14.04)

Michigan, Grand Rapids
Taxes	$2,029.01
Paid	$1,838.66
Difference	$190.35

Michigan, Pontiac
Taxes	$48.17
Paid	$48.17
Difference	$-

Michigan, Port Huron
Taxes	$91.79
Paid	$-
Difference	$91.79

Missouri Withholding
Taxes	$30.00
Paid	$30.00
Difference	$-

Mississippi Unemployment Insurance
Taxes	$386.00
Paid	$-
Difference	$386.00

Mississippi Withholding
Taxes	$24,397.00
Paid	$24,397.00
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

Payroll Taxes withheld and paid (continued)
Ohio School Districts
Taxes	$8,889.62
Paid	$8,833.48
Difference	$56.14

Ohio Unemployment Insurance
Taxes	$1,000.61
Paid	$-
Difference	$1,000.61

Ohio Withholding
Taxes	$75,790.37
Paid	$62,714.72
Difference	$13,075.65

Ohio, Bellevue
Taxes	$8,195.26
Paid	$-
Difference	$8,195.26

Ohio, Bluffton
Taxes	$10,622.42
Paid	$-
Difference	$10,622.42

Ohio, Toledo
Taxes	$65.56
Paid	$65.56
Difference	$-

Ohio, Carey
Taxes	$50.66
Paid	$-
Difference	$50.66

Ohio, Tiffin
Taxes	$133.65
Paid	$133.65
Difference	$-

Ohio, Fostoria
Taxes	$44.21
Paid	$44.21
Difference	$-

Ohio, Upper Sandusky
Taxes	$4,341.56
Paid	$-
Difference	$4,341.56

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 11-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

Payroll Taxes withheld and paid (continued)
Ohio, Hicksville
Taxes	$185.07
Paid	$-
Difference	$185.07

Pennsylvania Withholding
Taxes	$229.94
Paid	$229.94
Difference	$-

Tennessee Unemployment Insurance
Taxes	$3,463.05
Paid	$-
Difference	$3,463.05

Wisconsin Unemployment Insurance
Taxes	$1,034.04
Paid	$-
Difference	$1,034.04

Wisconsin Withholding
Taxes	$103,193.49
Paid	$103,193.49
Difference	$-

STATEMENT REGARDING INSURANCE POLICES
All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers’ compensation and disability insurance. There have been no changes in the amount of insurance in force from the amounts previously provided.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, AUGUST 2005

DISBURSEMENTS FOR THE MONTH ENDED AUGUST 31, 2005

Legal Entity	Monthly Disbursements

Tower Automotive, Inc.	$-
Algoods, USA, Inc.	$-
RJ Tower Corporation	$9,523,428
Tower Automotive Bardstown, Inc.	$11,960,058
Tower Automotive Bowling Green, LLC	$170,855
Tower Automotive Chicago, LLC	$11,082,431
Tower Automotive Finance, Inc.	$-
Tower Automotive Granite City, LLC	$5,773,639
Tower Automotive Granite City Services, LLC	$2,120,590
Tower Automotive International, Inc.	$-
Tower Automotive International Holdings, Inc.	$-
Tower Automotive International Yorozu Holdings, Inc.	$-
Tower Automotive Lansing, LLC	$23,644,882
Tower Automotive Madison, LLC	$-
Tower Automotive Michigan, LLC	$4,808,226
Tower Automotive Milwaukee, LLC	$7,805,348
Tower Automotive Plymouth, Inc.	$6,365,935
Tower Automotive Products Company, Inc.	$39,455,198
Tower Automotive Receivables Company, Inc.	$-
Tower Automotive Services and Technology, LLC	$-
Tower Automotive, s.r.o	$-
Tower Automotive Technology, Inc.	$9,693,023
Tower Automotive Technology Products, Inc	$1,707
Tower Automotive Tool, LLC	$22,527,244
Tower Services, Inc.	$2,108,905
Trylon Corporation d/b/a/ Tower Automotive	$6,289,403

Total Disbursements	$163,330,871

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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